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                                                                   EXHIBIT 10.27


                              EMPLOYMENT AGREEMENT



MEMORANDUM


DATE:     11/10/95

TO:       Human Resources

FROM:     Brian D. Owen       /s/  Brian D. Owen

RE:       Elizabeth Ireland Compensation

CC:       Mike Marvin
          Elizabeth Ireland

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Effective October 1, 1995, Elizabeth A. Ireland's compensation will be as follows:

$100,000 base salary
$50,000 bonus potential
Total target compensation for fiscal 1996 will be $150,000.

Bonus payments will be tied to MBO's mutually agreed upon by the President and Ms. Ireland.